                                                                 EXHIBIT 10.9





          AMENDMENT (the "Amendment") dated as of December 15, 1994 between Acme Metals Incorporated, a Delaware corporation (the "Company"), Lehman Commercial Paper Inc., as agent and lender, and Harris Trust and Savings Bank, as successor agent.

          The Company and Lehman Commercial Paper Inc., in its capacities as lender (the "Lender") and agent (the "Agent") are party to a Term Loan Agreement dated as of August 4, 1994, the "Agreement"). All terms not otherwise defined in this Amendment shall have the meanings provided therefor in the Agreement.

          Section 1. REGISTRATION OF OBLIGATIONS. In consideration of the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that, anything in the Agreement to the contrary notwithstanding:

          (a) Any Lender that is not a citizen or resident of the United States of America, a corporation, partnership or other entity created or organized in or under any laws of the United States of America, or any estate or trust that is subject to Federal income taxation regardless of the source of its income (a "non-U.S. Lender") and that could become completely exempt from withholding of any tax, assessment or other charge or levy imposed by or on behalf of the United States of America or any taxing authority thereof ("U.S. Taxes") in respect of payment of any Obligations due to such non-U.S. Lender under the Agreement if the Obligations were in registered form for U.S. Federal income tax purposes may request the Company (through the Agent), and the Company agrees thereupon, to exchange any promissory note(s) evidencing such Obligations for promissory note(s) registered as provided in paragraph (c) below (each, a "Registered Note"). Registered Notes may not be exchanged for promissory notes that are not Registered Notes.

          (b) Each non-U.S. Lender holding Registered Note(s) (a "Registered Noteholder") (or, if such Registered Noteholder is not the beneficial owner thereof, such beneficial owner) shall deliver to the Company and the Agent prior to or at the time such non-U.S. Lender becomes a Registered Noteholder the forms described in Section 9.1(b) and, if a Form W-8 is provided, an annual certificate stating that (i) such Registered Noteholder or





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                                         -2-


beneficial owner, as the case may be, is not a "bank" within the meaning of section 881(c)(3)(A) of the U.S. Internal Revenue Code and (ii) such Registered Noteholder or beneficial owner, as the case may be, shall promptly notify the Company if at any time such Registered Noteholder or beneficial owner, as the case may be, determines that it is no longer in a position to provide such certification to the Company (or any other form of certification adopted by the U.S. taxing authorities for such purposes).

     (c) The Company shall maintain, or cause to be maintained, a register (the "Register") (which, at the request of the Company, shall be kept by the Agent on behalf of the Company at no extra charge to the Company at the address to which notices to the Agent are to be sent under the Agreement) on which it enters the name of the registered owner of the Obligation(s) evidenced by a Registered Note. A Registered Note and the Obligation(s) evidenced hereby may be assigned or otherwise transferred in whole or in part only by registration of such assignment or transfer of such Registered Note and the Obligation(s) evidenced thereby on the Register (and each Registered Note shall expressly so provide). Any assignment or transfer of all or part of such Obligation(s) and the Reg-istered Note(s) evidencing the same shall be registered on the Register only upon surrender for registration of assignment or transfer of the Registered Note(s) evidencing such Obligation(s), duly endorsed by the Registered Noteholder thereof and accompanied by a duly completed Assignment and Assumption Agreement, and thereupon one or more new Registered Note(s) in the same aggregate principal amount shall be issued to the designated assignee(s) or transferee(s). Prior to the due presentment for registration of assignment or transfer of any Registered Note, the Company and the Agent shall treat the Person in whose name such Obligation(s) and the Registered Note(s) evidencing the same is registered as the owner thereof for the purpose of receiving all payments thereon and for all other purposes, notwithstanding any notice to the contrary.

     (d) The Register shall be available for inspection by the Company at any time upon reasonable prior notice and any Lender at any reasonable time upon reasonable prior notice.





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                                       -3-


          Section 2.  RESIGNATION OF AGENT; APPOINTMENT OF SUCCESSOR.

          (a)  Lehman Commercial Paper Inc. hereby resigns as Agent under
     Section 8.6(a) of the Agreement and, in its capacity as sole Lender and pursuant to Section 8.6(b), appoints Harris Trust and Savings Bank ("HTSB") as successor Agent. HTSB accepts appointment as successor Agent pursuant to Section 8.7 of the Agreement. The parties hereto hereby waive the 30 Business Day notice period required under Section 8.6(a) and accept the appointment of HTSB as successor Agent with all the rights, powers, privileges and duties of the retiring Agent and discharge the retiring Agent from all its duties and obligations (in its capacity as Agent) under the Agreement pursuant to Section 8.6(b) of the Agreement.

          (b) The Agent has previously supplied HTSB, in connection with its agreement to accept appointment as successor Agent, (i) an original executed copy of the Agreement and the Guarantee and (ii) true and correct copies of the Security Documents as such documents are in existence on the date hereof.

          (c) The Agent represents and warrants to HTSB, as successor Agent, that all conditions to funding set forth in Section 3.1 of the Agreement were met on the Funding Date.

          (d) The Agent and HTSB, as successor Agent, hereby agree that the administrative fee set forth in Section 2.3A shall be allocated among them PRO RATA based upon the actual elapsed days for which Lehman Commercial Paper, Inc. acted as Agent. HTSB hereby acknowledges receipt of their portion of such administrative fee representing such fee applicable through the year ending August 10, 1995.


          Section 3. ADDITIONAL PROVISIONS.

          Section 9.2 shall be modified by deleting clause (ii) of such section and substituting in its stead the following:

               "(ii) all reasonable costs and expenses (including fees and expenses of counsel) incurred or made by the Agent in addition to



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                                            -4-


               the administrative fees set forth in Section 2.3A hereof. Such expenses shall include the reasonable compensation, disbursements and expenses of the Agent's agents, accountants, experts and counsel."

          Section 4. DEFINITIONS.

          (a) The definition of "Interest Rate Determination Date" shall be amended by deleting the word "third" immediately preceding the words "Business Day" and substituting therefore the word "second".

          (b) The following definition shall be added to Section 1 of the Agreement after the definition of "Quarterly Interest Payment Date":

         "QUARTERLY PERIOD" means the period from February 2 through and including the next May 1, May 2 through and including the next August 1, August 2 through and including the next November 1 and November 2 through and including the next February 1, but shall not include the Initial Quarterly Period.

          Section 5. CONDITIONS TO EFFECTIVENESS. This amendments to the Agreement shall become effective, as of the date hereof, upon the due execution and delivery by the Company, the Agent and the Lender under the terms of the Agreement.

          Section 6. DOCUMENTS OTHERWISE UNCHANGED. Except as herein provided, the Agreement shall remain unchanged and in full force and effect, and each reference in the Agreement and related documentation to (i) the Agreement shall be deemed to be a reference to the Agreement as amended hereby (and as the same may be further amended, supplemented and otherwise modified and in effect from time to time) and (ii) the promissory note(s) for which any Registered Note(s) are exchanged shall be deemed to be a reference to such Registered Note(s). In particular, nothing herein shall be deemed to permit any assignment or transfer that is otherwise prohibited by the Agreement.

          Section 7. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be identical and all of which, when taken together, shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart.




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                                        -5-


          Section 8. BINDING EFFECT. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

          Section 9. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the law governing the Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

                                        ACME METALS INCORPORATED

                                        By: /s/ J.F. Williams
                                            -------------------------------
                                            Title:

                                        LEHMAN COMMERCIAL PAPER, INC.,
                                        as Lender and resigning Agent


                                        By:
                                            -------------------------------
                                            Title:



                                        HARRIS TRUST AND SAVINGS BANK
                                        as successor Agent

                                        By:
                                            -------------------------------
                                            Title:





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                                        -5-


          Section 8. BINDING EFFECT. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

          Section 9. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the law governing the Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

                                        ACME METALS INCORPORATED

                                        By:
                                            -------------------------------
                                            Title:


                                        LEHMAN COMMERCIAL PAPER, INC.,
                                        as Lender and resigning Agent


                                        By: /s/ Jorde H. Nathan
                                            -------------------------------
                                            Title:



                                        HARRIS TRUST AND SAVINGS BANK
                                        as successor Agent

                                        By:
                                            -------------------------------
                                            Title:











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                                        -5-


          Section 8. BINDING EFFECT. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

          Section 9. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the law governing the Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

                                        ACME METALS INCORPORATED

                                        By:
                                            -------------------------------
                                            Title:

                                        LEHMAN COMMERCIAL PAPER, INC.,
                                        as Lender and resigning Agent


                                        By:
                                            -------------------------------
                                            Title:



                                        HARRIS TRUST AND SAVINGS BANK
                                        as successor Agent

                                        By: /s/ Susan D. Olt
                                            -------------------------------
                                            Title:  Vice President





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                                      -6-


     EACH LOAN PARTY OTHER THAN THE COMPANY HEREBY (1) AGREES THAT EACH REFERENCE TO THE AGREEMENT AND WORDS OF SIMILAR IMPORT IN EACH SECURITY DOCUMENT AND THE GUARANTEE (AS EACH IS DEFINED IN THE AGREEMENT AS AMENDED BY THIS AMENDMENT) TO WHICH SUCH LOAN PARTY IS PARTY SHALL BE A REFERENCE TO THE AGREEMENT AS AMENDED BY THIS AMENDMENT AND (2) CONFIRMS ITS OBLIGATIONS UNDER EACH SECURITY DOCUMENT AND GUARANTEE TO WHICH IT IS PARTY AFTER GIVING EFFECT TO THE AMENDMENT OF THE AGREEMENT BY THIS
     AMENDMENT:

     ACME STEEL COMPANY

     By /s/ S.D. Bennett
        -------------------------------------
        Title:  President

     ACME PACKAGING CORPORATION
     ALTA SLITTING CORPORATION
     ALPHA TUBE CORPORATION
     UNIVERSAL TOOL & STAMPING COMPANY, INC.

     By /s/ J.F. Williams
        --------------------------------------
        Title:  Vice President

     ALABAMA METALLURGICAL CORPORATION

     By /s/ J.F. Williams
        --------------------------------------
        Title:  President

     ACME STEEL COMPANY INTERNATIONAL, INC.

     By /s/ J.F. Williams
        --------------------------------------
        Title:  Chairman